                                                  Exhibit 24
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                                                  (1 of 1)


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-49387) of our report dated January 26, 1994, which appears on page 1 of Exhibit 99(a) of this Form 8-K of MCI Communications Corporation. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Price Waterhouse
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PRICE WATERHOUSE
March 9, 1994